SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: April 7, 1998

                 Date of earliest event reported: March 26, 1998

                             First Industrial, L.P.
             (Exact name of registrant as specified in its charter)

Delaware                                333-21873              36-3924586
(State or other                      (Reporting File        (I.R.S. Employer
jurisdiction of organization)            Number)           Identification No.)

311 S. Wacker Drive, Suite 4000
Chicago, Illinois                                                  60606
(Address of principal executive offices)                        (Zip Code)

                                 (312) 344-4300

              (Registrant's telephone number, including area code)



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                                      -2-



Item 7.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit
Number   Exhibit

1.1 Underwriting Agreement, dated March 26, 1998, relating to 6 1/2% Dealer remarketable securities due April 5, 2011, between First Industrial, L.P. (the "Company"), J.P. Morgan Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC.

1.2 Remarketing Agreement, dated March 31, 1998, relating to the 6 1/2% Dealer remarketable securities due April 5, 2011, between the Company and J.P. Morgan Securities Inc.

4.1 Supplemental Indenture No. 4, dated as of March 26, 1998, between the Company and First Trust National Association, relating to the 6 1/2% Dealer remarketable securities due April 5, 2011

4.2  6 1/2% Dealer remarketable securities due April 5, 2011



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                                      -3-

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST INDUSTRIAL, L.P.

                                       By:  First Industrial Realty Trust, Inc.


                                       By:  /s/ Michael J. Havala
                                            -----------------------------------
                                            Name: Michael J. Havala
                                            Title: Chief Financial Officer,
                                                     Treasurer and Secretary

Date:    April 6, 1998



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                                  Exhibit Index


Exhibit
Number   Exhibit

1.1 Underwriting Agreement, dated March 26, 1998, relating to 6 1/2% Dealer remarketable securities due April 5, 2011, between First Industrial, L.P. (the "Company"), J.P. Morgan Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC.

1.2 Remarketing Agreement, dated March 31, 1998, relating to the 6 1/2% Dealer remarketable securities due April 5, 2011, between the Company and J.P. Morgan Securities Inc.

4.1 Supplemental Indenture No. 4, dated as of March 26, 1998, between the Company and First Trust National Association, relating to the 6 1/2% Dealer remarketable securities due April 5, 2011

4.2  6 1/2% Dealer remarketable securities due April 5, 2011